THIRD QUARTER REPORT AUGUST 31, 2006

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This report contains “forward-looking statements” as defined under the U.S. Federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ from the Fund’s historical experience and its present expectations or projections. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; commodity pricing risk; leverage risk; valuation risk; non-diversification risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to publicly update or revise any forward-looking statements. There is no assurance that the Fund’s investment objectives will be attained.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS
AUGUST 31, 2006
(amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Long-Term Investments — 132.7%
Equity Investments(a) — 114.2%
United States — 81.0%
MLP(b)(c) — 29.5%
Atlas Pipeline Partners, L.P.	190	$8,256
Calumet Specialty Products Partners, L.P.	265	8,540
Copano Energy, L.L.C.	32	1,670
Crosstex Energy, L.P.	122	4,433
Crosstex Energy, L.P. — Senior Subordinated Units, Unregistered(d)(e)	356	10,825
DCP Midstream Partners, LP	54	1,524
Energy Transfer Partners, L.P.	106	5,048
Enterprise Products Partners L.P.	1,773	47,465
Ferrellgas Partners, L.P.	64	1,514
Global Partners LP	124	2,754
Hiland Partners, LP	47	2,125
Holly Energy Partners, L.P.	102	3,942
Inergy, L.P.	174	4,795
Magellan Midstream Partners, L.P.	311	11,475
Martin Midstream Partners L.P.	209	6,985
Natural Resource Partners L.P.	109	6,118
ONEOK Partners, L.P.	192	10,676
Pacific Energy Partners, L.P.	1,000	34,940
Penn Virginia Resource Partners, L.P.	243	6,560
Plains All American Pipeline, L.P.	431	19,843
Plains All American Pipeline, L.P.(d)	233	10,441
Regency Energy Partners LP	324	7,696
Sunoco Logistics Partners L.P.	112	5,042
TC PipeLines, LP	42	1,405
Teekay LNG Partners L.P.	103	3,106
TEPPCO Partners, L.P.	132	4,948
TransMontaigne Partners L.P.	57	1,772
U.S. Shipping Partners L.P.	36	677
Valero L.P.	148	7,645
Williams Partners L.P.	46	1,648

		243,868

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS — (CONTINUED)
AUGUST 31, 2006
(amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

MLP Affiliate — 32.3%
Atlas America, Inc.(f)	80	$3,659
Buckeye GP Holdings L.P.(c)(g)	15	244
Crosstex Energy, Inc.	176	16,230
Crosstex Energy, Inc. — Unregistered(d)	285	25,530
Enbridge Energy Management, L.L.C.(h)	395	18,548
Energy Transfer Equity, L.P.(c)	721	19,552
Enterprise GP Holdings L.P.(c)	178	6,326
Kinder Morgan, Inc.	673	70,245
Kinder Morgan Management, LLC(h)	2,170	91,579
Magellan Midstream Holdings, L.P.(c)	319	7,162
MarkWest Hydrocarbon, Inc.	92	2,472
ONEOK, Inc.	146	5,603

		267,150

Marine Transportation — 11.5%
Aries Maritime Transport Limited	509	5,584
Arlington Tankers Ltd.	622	14,350
Diana Shipping Inc.	469	6,015
Double Hull Tankers, Inc.	913	13,108
DryShips Inc.	66	934
Eagle Bulk Shipping Inc.	91	1,434
Genco Shipping & Trading Limited	730	16,013
General Maritime Corporation(i)	151	5,687
Nordic American Tanker Shipping Limited	158	5,726
Omega Navigation Enterprises, Inc.	201	2,947
Quintana Maritime Limited	226	2,168
Seaspan Corporation	555	12,633
Ship Finance International Limited	283	5,717
Tsakos Energy Navigation Limited	56	2,564

		94,880

Coal — 6.2%
Alpha Natural Resources, Inc.(f)	196	3,557
Arch Coal, Inc.(i)	473	15,478
CONSOL Energy Inc.(i)	205	7,480
Foundation Coal Holdings, Inc.(i)	215	7,708
Massey Energy Company	198	4,992

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS — (CONTINUED)
AUGUST 31, 2006
(amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Coal — (Continued)
Peabody Energy Corporation(i)	282	$12,428

		51,643

Royalty Trust — 1.3%
Cross Timbers Royalty Trust	27	1,315
Hugoton Royalty Trust	84	2,374
Permian Basin Royalty Trust	256	4,213
San Juan Basin Royalty Trust	81	3,105

		11,007

Other Energy — 0.2%
CNX Gas Corporation(f)	76	1,954

Total United States (Cost $614,765)		670,502

Canada — 33.2%
Royalty Trust — 33.2%
Advantage Energy Income Fund	500	8,032
ARC Energy Trust	730	19,227
Baytex Energy Trust	266	6,437
Bonavista Energy Trust	792	26,420
Bonterra Energy Income Trust	31	996
Canadian Oil Sands Trust	354	10,812
Canetic Resources Trust	1,102	22,658
Crescent Point Energy Trust	1,278	26,476
Duke Energy Income Fund	45	493
Enerplus Resources Fund	347	20,221
Esprit Energy Trust	233	2,888
Fairborne Energy Trust	339	4,525
Focus Energy Trust	290	6,361
Fording Canadian Coal Trust	248	7,480
Harvest Energy Trust	649	20,117
Keyera Facilities Income Fund	76	1,537
NAL Oil & Gas Trust	121	2,256
Pembina Pipeline Income Fund	102	1,570
Penn West Energy Trust	619	25,719
Pengrowth Energy Trust	70	1,619
Peyto Energy Trust	901	18,582
PrimeWest Energy Trust	229	$6,957

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS — (CONTINUED)
AUGUST 31, 2006
(amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Royalty Trust — (Continued)
Progress Energy Trust	166	2,511
Provident Energy Trust	175	2,278
Sequoia Oil & Gas Trust	543	6,555
Shiningbank Energy Income Fund	20	390
Taylor NGL Limited Partnership	86	784
Thunder Energy Trust	239	1,923
Trilogy Energy Trust	81	1,373
Vermilion Energy Trust	179	5,661
Westshore Terminals Income Fund	139	1,412
Zargon Energy Trust	355	10,230

Total Canada (Cost $242,049)		274,500

Total Equity Investments (Cost $856,814)		945,002

	Interest	Maturity	Principal
	Rate	Date	Amount

Fixed Income Investments — 18.5%
United States — 15.5%
MLP Affiliate — 0.4%
Teekay Shipping Corporation	8.875%	7/15/11	$1,412	1,483
TransMontaigne Inc.	9.125	6/01/10	1,900	2,030

				3,513

Marine Transportation — 0.5%
OMI Corporation	7.625	12/01/13	4,000	4,000

Coal — 3.4%
Alpha Natural Resources, Inc.	10.000	6/01/12	9,825	10,513
Arch Coal, Inc.	6.750	7/01/13	4,000	3,860
Foundation Coal Holdings, Inc.	7.250	8/01/14	6,920	6,730
James River Coal Company	9.375	6/01/12	3,500	3,246
Massey Energy Company	6.875	12/15/13	4,000	3,710

				28,059

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS — (CONTINUED)
AUGUST 31, 2006
(amounts in 000’s)
(UNAUDITED)

	Interest	Maturity	Principal
Description	Rate	Date	Amount	Value

Other Energy — 11.2%
Allis-Chalmers Energy Inc.	9.000%	1/15/14	$3,000	$3,052
Carrizo Oil & Gas, Inc.	(j)	7/21/10	14,946	15,245
CDX Funding, LLC	(k)	3/31/13	10,500	10,736
Clayton Williams Energy, Inc.	7.750	8/01/13	10,000	9,350
Coldren Resources, Inc.	(l)	7/14/11	1,039	1,054
Coldren Resources, Inc.	(m)	7/14/11	6,461	6,558
Mariner Energy, Inc.	7.500	4/15/13	7,000	6,808
NRG Energy, Inc.	7.250	2/01/14	2,500	2,469
NRG Energy, Inc.	7.375	2/01/16	2,500	2,462
Targa Resources, Inc.	8.500	11/01/13	22,500	22,444
Trident Exploration Corp.	(n)	11/26/11	10,369	10,421
Trident Exploration Corp.	(o)	11/26/11	2,300	2,357

				92,956

Total United States (Cost $130,482)				128,528

Canada — 3.0%
Royalty Trust — 3.0%
Baytex Energy Ltd.	9.625	7/15/10	13,050	13,670
Harvest Operations Corp.	7.875	10/15/11	11,500	11,069

Total Canada (Cost $25,303)				24,739

Total Fixed Income Investments (Cost $155,785)				153,267

Total Long-Term Investments (Cost $1,012,599)				1,098,269

Short-Term Investment — 3.8%
Repurchase Agreement — 3.8%
Bear, Stearns & Co. Inc. (Agreement dated 8/31/06 to be repurchased at $31,262), collateralized by $32,165 in U.S. Treasury Bond Strips (Cost $31,257)	5.230	9/01/06		31,257

Total Investments — 136.5% (Cost $1,043,856)				1,129,526

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS — (CONTINUED)
AUGUST 31, 2006
(amounts in 000’s, except option contracts written)
(UNAUDITED)

	No. of
Description	Contracts	Value

Liabilities
Option Contracts Written(f)
United States
Coal
Arch Coal, Inc., call option expiring 9/16/06 @ $35.00	700	$(25)
CONSOL Energy Inc., call option expiring 9/16/06 @ $45.00	750	(8)
CONSOL Energy Inc., call option expiring 9/16/06 @ $40.00	500	(15)
Foundation Coal Holdings, Inc., call option expiring 9/16/06 @ $40.00	860	(21)
Peabody Energy Corporation, call option expiring 9/16/06 @ $52.50	500	(5)

		(74)

Marine Transportation
General Maritime Corporation, call option expiring 9/16/06 @ $40.00	750	(7)

Total Option Contracts Written (Premiums received $1,047)		(81)

Other Liabilities		(13,106)

Total Liabilities		(13,187)
Unrealized Appreciation on Interest Rate Swap Contracts		3,121
Other Assets		8,316

Total Liabilities in Excess of Other Assets		(1,750)
Preferred Stock at Redemption Value		(300,000)

Net Assets Applicable to Common Stockholders		$827,776

(a)	Unless otherwise noted, equity investments are common units/common shares.

(b)	Includes Limited Liability Companies.

(c)	Security is treated as a publicly traded partnership for regulated investment company (“RIC”) qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly traded partnerships. It is the Fund’s intention to be treated as a RIC for tax purposes.

(d)	Fair valued securities, restricted from public sale. (See Notes 2 and 5).

(e)	Security is currently not paying cash distributions but is expected to pay cash distributions within the next 18 months.

(f)	Security is non-income producing.

(g)	Security is currently non-income producing but is expected to pay distributions within the next 12 months.

(h)	Distributions are paid-in-kind.

(i)	Security or a portion thereof is segregated as collateral on option contracts written.

(j)	Floating rate second lien credit facility. Security pays interest at a rate of LIBOR + 600 basis points (11.33% as of August 31, 2006).

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS — (CONCLUDED)
AUGUST 31, 2006
(UNAUDITED)

(k)	Floating rate senior secured second lien term loan facility. Security pays interest at a rate of LIBOR + 525 basis points (10.73% as of August 31, 2006).

(l)	Floating rate letter of credit facility. Security pays interest at a rate of LIBOR less 12.5 basis points (5.37% as of August 31, 2006).

(m)	Floating rate senior secured first lien term loan. Security pays interest at a rate of LIBOR + 400 basis points (9.33% as of August 31, 2006).

(n)	Floating rate unsecured term loan facility. Interest is paid-in-kind at a rate of LIBOR + 950 basis points (14.99% as of August 31, 2006).

(o)	Floating rate senior secured second lien term loan facility. Security pays interest at a rate of LIBOR + 750 basis points (12.99% as of August 31, 2006).

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2006
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

ASSETS
Investments, at fair value (Cost — $1,012,599)	$1,098,269
Repurchase agreement (Cost — $31,257)	31,257

Total investments (Cost — $1,043,856)	1,129,526
Cash denominated in foreign currency (Cost of $38)	38
Deposits with brokers for option contracts written	446
Receivable for securities sold (Cost — $2,391)	2,391
Interest, dividends and distributions receivable (Cost — $5,265)	5,270
Prepaid expenses	171
Unrealized appreciation on interest rate swap contracts	3,121

Total Assets	1,140,963

LIABILITIES
Payable for securities purchased (Cost — $10,801)	10,815
Investment management fee payable, net of fee waiver	1,079
Call option contracts written, at fair value (Premiums received — $1,047)	81
Accrued directors’ fees and expenses	45
Accrued expenses and other liabilities	1,167

Total Liabilities	13,187

PREFERRED STOCK
Series A, $25,000 liquidation value per share applicable to 4,000 outstanding shares (7,000 shares authorized)	100,000
Series B, $25,000 liquidation value per share applicable to 4,000 outstanding shares (7,000 shares authorized)	100,000
Series C, $25,000 liquidation value per share applicable to 4,000 outstanding shares (7,000 shares authorized)	100,000

Total Preferred Stock	300,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$827,776

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (32,204,000 shares issued, 31,439,725 shares outstanding and 199,979,000 shares authorized)	$31
Paid-in capital	746,538
Distributions in excess of accumulated net investment income and net realized gains	(8,542)
Net unrealized gains on investments, foreign currency translations, options and interest rate swap contracts	89,749

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$827,776

NET ASSET VALUE PER COMMON SHARE	$26.33

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED AUGUST 31, 2006
(amounts in 000’s)
(UNAUDITED)

INVESTMENT INCOME
Income
Dividends and distributions (after foreign taxes withheld of $3,039)	$41,425
Return of capital	(13,205)

Net dividends and distributions	28,220
Interest and other fees	10,595

Total Investment Income	38,815

Expenses
Investment management fees	10,241
Professional fees	404
Administration fees	462
Reports to stockholders	240
Custodian fees	227
Directors’ fees	143
Insurance	139
Dividends on securities sold short	36
Other expenses	262

Total Expenses — Before Investment Management Fee Waivers, Interest Expense and Auction Agent Fees	12,154
Investment management fee waivers	(1,808)
Interest expense	126
Auction agent fees	510

Total Expenses	10,982

Net Investment Income	27,833

REALIZED AND UNREALIZED GAINS
Net Realized Gains
Investments	5,981
Foreign currency transactions	479
Securities sold short	176
Options	5,101
Income from interest rate swap contracts	192

Net Realized Gains	11,929

Net Change in Unrealized Gains/(Losses)
Investments	79,958
Foreign currency translations	(12)
Options	878
Interest rate swap contracts	1,489

Net Change in Unrealized Gains	82,313

Net Realized and Unrealized Gains	94,242

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	122,075
DIVIDENDS TO PREFERRED STOCKHOLDERS	(9,854)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$112,221

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s, except share amounts)

	For the Nine		For the Period
	Months Ended		June 28, 2005(1)
	August 31, 2006		through
	(Unaudited)		November 30, 2005

OPERATIONS
Net investment income	$27,833		$7,503
Net realized gains	11,929		3,002
Net change in unrealized gains	82,313		7,436

Net Increase in Net Assets Resulting from Operations	122,075		17,941

DIVIDENDS TO PREFERRED STOCKHOLDERS
Dividends	(9,854	)(2)	—

DIVIDENDS/DISTRIBUTIONS TO COMMON STOCKHOLDERS
Dividends	(31,718	)(2)	(8,695)
Distributions — return of capital	(8,542	)(2)	—

Dividends/Distributions to Common Stockholders	(40,260)		(8,695)

CAPITAL STOCK TRANSACTIONS
Proceeds from initial public offering of 30,000,000 shares of common stock	—		750,000
Proceeds from issuance of 2,200,000 shares of common stock in connection with exercise of overallotment option granted to underwriters of the initial public offering	—		55,000
Underwriting discounts and offering expenses associated with the issuance of common stock	—		(37,383)
Underwriting discounts and offering expenses associated with the issuance of preferred stock	(3,508)		—
Common stock purchased under the share repurchase program (764,275 shares)	(17,640)		—

Net Increase/(Decrease) in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	(21,148)		767,617

Total Increase in Net Assets Applicable to Common Stockholders	50,813		776,863

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	776,963		100

End of period	$827,776		$776,963

(1)	Commencement of operations.

(2)	The information presented in each of these items is a current estimate of the characterization of a portion of the total dividends paid to preferred stockholders and common stockholders for the nine months ended August 31, 2006 as either a dividend (ordinary income) or a distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the preferred stock dividend and common stock dividend made during the period will not be determinable until after the end of the calendar year when the Fund can determine earnings and profits; therefore, it may differ substantially from the preliminary estimate.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED AUGUST 31, 2006
(amounts in 000’s)
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$122,075
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(661,484)
Proceeds from sale of investments	450,879
Purchase of short-term investments	(18,531)
Realized gains on investments, securities sold short, options and interest rate swap contracts	(11,450)
Return of capital distributions	13,205
Unrealized gains	(82,313)
Amortization of bond premium	338
Decrease in deposits with brokers	2,550
Decrease in receivable for securities sold	38
Increase in interest, dividend and distributions receivables	(1,907)
Increase in prepaid expenses	(65)
Decrease in payable for securities purchased	(3,965)
Increase in investment management fee payable	427
Increase in option contracts written	420
Decrease in accrued directors’ fees and expenses	(36)
Increase in accrued expenses and other liabilities	303

Net Cash Used in Operating Activities	(189,516)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from the issuance of auction rate preferred stock	300,000
Repayment of the revolving credit line	(40,000)
Underwriting discount and offering expenses associated with the issuance of shares of preferred stock	(3,508)
Shares of common stock repurchased	(17,640)
Cash dividends paid to preferred stockholders	(9,854)
Cash dividends and distributions paid to common stockholders	(40,260)

Net Cash Provided by Financing Activities	188,738

NET DECREASE IN CASH	(778)
CASH — BEGINNING OF PERIOD	816

CASH — END OF PERIOD	$38

Supplemental disclosure of cash flow information:

During the nine months ended August 31, 2006, state taxes paid were $1 and interest paid was $300.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS
(amounts in 000’s, except per share amounts)

	For the
	Nine Months		For the Period
	Ended		June 28, 2005(1)
	August 31,		through
	2006		November 30,
	(Unaudited)		2005

Per Share of Common Stock
Net asset value, beginning of period	$24.13		$23.84	(2)

Income from Investment Operations(3)
Net investment income	0.87		0.23
Net realized and unrealized gains	2.96		0.33

Total income from investment operations	3.83		0.56

Dividends — Preferred Stockholders(3)
Dividends	(0.31)		—

Dividends/Distributions — Common Stockholders(3)
Dividends	(0.99)		(0.27)
Distributions — return of capital	(0.27)		—

Total dividends/distributions — Common Stockholders	(1.26)		(0.27)

Capital Stock Transactions(3)
Common stock repurchased	0.05		—
Underwriting discounts and offering costs on the issuance of preferred stock	(0.11)		—

Total capital stock transactions	(0.06)		—

Net asset value, end of period	$26.33		$24.13

Market value per share of common stock, end of period	$24.67		$21.10

Total investment return based on common stock market value	23.25	%(4)	(14.62	)%(4)
Supplemental Data and Ratios(5)
Net assets applicable to common stockholders, end of period	$827,776		$776,963
Ratio of expenses to average net assets, including investment management fee waivers	1.83%		1.47%
Ratio of expenses to average net assets, excluding investment management fee waivers	2.13%		1.72%
Ratio of net investment income to average net assets	4.63%		2.31%
Net increase in net assets applicable to common stockholders resulting from operations to average net assets	18.68%		2.36%
Portfolio turnover rate	45.42	%(6)	23.18	%(6)
Auction Rate Preferred Stock, end of period	$300,000		—
Asset coverage of Auction Rate Preferred Stock	375.93%		—
Average amount of borrowings outstanding per share of common stock during the period	$0.10		—

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS — (CONCLUDED)
(amounts in 000’s, except share and per share amounts)

(1)	Commencement of operations.

(2)	Initial public offering price of $25.00 per share less underwriting discounts of $1.125 per share and offering costs of $0.04 per share.

(3)	Based on average shares outstanding of 31,892,764 and 32,204,000, for the nine months ended August 31, 2006 and for the period June 28, 2005 through November 30, 2005, respectively.

(4)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends, if any, at actual prices pursuant to the Fund’s dividend reinvestment plan.

(5)	Unless otherwise noted, ratios are annualized for periods of less than one full year.

(6)	Not annualized. For the nine months ended August 31, 2006 and for the period June 28, 2005 through November 30, 2005, calculated based on the sales of long-term investments of $450,879 and $89,565 divided by the monthly average long-term investment balance of $992,671 and $386,316, respectively.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED)

AUGUST 31, 2006
(amounts in 000’s, except option contracts written, share and per share amounts)

1.	Organization

Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) was organized as a Maryland corporation on March 31, 2005. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end investment company. The Fund’s investment objective is to obtain a high total return with an emphasis on current income. The Fund seeks to achieve this objective by investing primarily in securities of companies engaged in the energy industry, principally including publicly-traded energy-related master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, energy-related U.S. and Canadian royalty trusts and income trusts (collectively, “royalty trusts”) and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related services for, the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, MLP affiliates and royalty trusts, “Energy Companies”). The Fund commenced investment operations on June 28, 2005 and, prior to such date, had no operations other than the sale and issuance of 4,000 shares of common stock at an aggregate purchase price of $100 to Kayne Anderson Capital Advisors, L.P. (“Kayne Anderson” or the “Adviser”) on May 27, 2005. The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYE”.

2.	Significant Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Calculation of Net Asset Value — The Fund determines its net asset value as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each month, and makes its net asset value available for publication monthly. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and dividends), less all of its liabilities (including accrued expenses, dividends payable and any borrowings) by the total number of common shares outstanding.

C. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day, except for short sales and call option contracts written, for which the last quoted asked price is used. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more are valued by the Fund using a pricing service. Fixed income securities maturing within 60 days will be valued on an amortized cost basis.

The Fund holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Fund for which reliable market quotations are not readily available,

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

valuations are determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by Kayne Anderson investment professionals responsible for the portfolio investments.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of Kayne Anderson. Such valuations generally are submitted to the Valuation Committee (a committee of the Fund’s Board of Directors) or the Board of Directors on a monthly basis, and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee meets on or about the end of each month to consider new valuations presented by Kayne Anderson, if any, which were made in accordance with the Valuation Procedures in such month. Between meetings of the Valuation Committee, a senior officer of Kayne Anderson is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of Kayne Anderson, the Board of Directors, or the Committee itself. All valuation determinations of the Valuation Committee are subject to ratification by the Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by Kayne Anderson and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly tradable (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, Kayne Anderson may determine an amortization schedule for the discount in accordance with a methodology approved by the Valuation Committee.

At August 31, 2006, the Fund held 5.7% of its net assets applicable to common stockholders (4.1% of total assets) in securities valued at fair value as determined pursuant to procedures adopted by the Board of Directors, with an aggregate fair value of $46,796.

Any option transaction that the Fund enters into may, depending on the applicable market environments, have no value or a positive/negative value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.

D. Repurchase Agreements — The Fund has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers which Kayne Anderson considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. Kayne Anderson monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

E. Short Sales — A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

All short sales are fully collateralized. The Fund maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Fund is liable for any dividends or distributions paid on securities sold short.

The Fund may also sell short “against the box” (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Fund enters into a short sale “against the box,” the Fund segregates an equivalent amount of securities owned as collateral while the short sale is outstanding. At August 31, 2006, there were no open short sales.

F. Option Writing — When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 6 for more detail on option contracts written.

G. Security Transactions and Investment Income — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Fund’s investments in MLPs and royalty trusts generally are comprised of income and return of capital. For the nine months ended August 31, 2006, the Fund estimated that 90% of the MLP distributions received and 7% of Canadian Royalty Trust distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $13,205 of dividends and distributions received from its investments. Included in this amount is a reduction to return of capital of $506 attributable to distributions received in fiscal 2005 based on tax reporting information received by the Fund in fiscal 2006. The return of capital of $13,205, resulted in an equivalent reduction in the cost basis of the associated investments. Net Realized Gains and Net Change in Unrealized Gains in the accompanying Statement of Operations were increased by $3,711 and $9,494, respectively, attributable to the recording of such dividends and distributions as reduction in the cost basis of investments. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and royalty trust and other industry sources. These estimates may subsequently be revised based on information received from MLPs and royalty trusts after their tax reporting periods are concluded. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts.

H. Dividends and Distributions to Stockholders — Dividends and distributions to common stockholders are recorded on the ex-dividend date. The character of dividends made during the year may differ from their ultimate characterization for federal income tax purposes. Dividend and distributions to stockholders of each series of the Fund’s Auction Rate Preferred Stock are accrued on a daily basis and are determined as described in Note 9. The Fund’s dividends may be comprised of return of capital and ordinary income, which is based on the earnings and profits of the Fund. The Fund is unable to make final determinations as to the character of the dividend until after the end of the calendar year. The Fund informed its common stockholders in January 2006 that 100 percent of its

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

dividends paid during fiscal year 2005 were ordinary income. Prospectively, the Fund will inform its common stockholders of the character of dividends during that fiscal year in January following such fiscal year.

I. Partnership Accounting Policy — The Fund records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of dividends it has received, allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

J. Taxes — It is the Fund’s intention to continue to be treated as and to qualify each year for special tax treatment afforded a Regulated Investment Company under Subchapter M of the Internal Revenue Code. As long as the Fund meets certain requirements that govern its source of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales, and excise tax regulations. As of August 31, 2006, $176 of the Fund’s losses were disallowed as a result of wash sales for federal income tax purposes.

For the fiscal year ended November 30, 2005 the tax character of the $8,695 dividend paid to common stockholders was ordinary income. $2,529 of this dividend was considered qualified dividend income provided the holding period requirement and certain other requirements were met.

At August 31, 2006, the identified cost of investments for Federal income tax purposes was $1,039,974, and the cash received on option contracts written was $1,047. At August 31, 2006, gross unrealized appreciation and depreciation of investments and options for Federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$112,682
Gross unrealized depreciation of investments (including options)	(22,164)

Net unrealized appreciation before interest rate swap contracts and foreign currency related translations	90,518
Unrealized appreciation on interest rate swap contracts	3,121
Unrealized depreciation on foreign currency related translations	(8)

Net unrealized appreciation	$93,631

Income received by the Fund from sources within Canada is subject to a 15% foreign withholding tax.

In July 2006, the Financial Accounting Standards Board issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN No. 48”). FIN No. 48 addresses the recognition and measurement of uncertain income tax positions taken or expected to be taken in an income tax return. FIN No. 48 also introduces a number of new tax disclosure requirements. FIN No. 48 is effective for fiscal years beginning after December 15, 2006. The Fund is currently evaluating the impact of this interpretation on its financial statements.

K. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

L. Offering Costs — Offering costs incurred in connection with the sale of shares of common stock and the issuance of each series of the preferred stock were charged to paid-in capital when the shares were issued.

M. Derivative Financial Instruments — The Fund uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Fund has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Fund does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period are included as unrealized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market.

N. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Concentration of Risk

The Fund’s investment objective is to seek a high level of total return with an emphasis on current income paid to its stockholders. Under normal circumstances, the Fund intends to invest at least 80% of the aggregate of its net assets and borrowings (“total assets”) in securities of Energy Companies. The Fund invests in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depository receipts, and equity interests in MLPs, MLP affiliates, royalty trusts and other Energy Companies. Additionally, the Fund may invest up to 30% of its total assets in debt securities of Energy Companies. It may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets in equity or debt securities of MLPs. The Fund may invest up to 50% of its total assets in unregistered or otherwise restricted securities of Energy Companies. It will not invest more than 15% of its total assets in any single issuer. The Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Fund uses this strategy, it may not achieve its investment objectives.

4.	Agreements and Affiliations

The Fund has entered into an Investment Management Agreement with Kayne Anderson under which the Adviser, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. For providing these services, the Adviser receives a management fee from the Fund.

Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Adviser, as compensation for the services rendered by it, a management fee, payable monthly, equal on an annual basis to 1.25% of the average monthly total assets of the Fund. During the first year of the Fund’s investment activities (from June 30, 2005 until June 29, 2006), Kayne Anderson had contractually agreed to waive or reimburse the Fund for fees and

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

expenses in an amount equal on an annual basis to 0.25% of its average monthly total assets. During the second year of investment activities (from June 30, 2006 until June 29, 2007), Kayne Anderson has contractually agreed to waive or reimburse the Fund for fees and expenses in an amount equal on an annual basis to 0.125% of its average monthly total assets. For the nine months ended August 31, 2006, the fee waiver amounted to $1,808.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month (or as of the commencement of operations for the initial period if a partial month). The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to or proceeds from the Fund’s use of preferred stock, commercial paper or notes issuances and other borrowings), minus the sum of the Fund’s accrued and unpaid dividends on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any borrowings, commercial paper or notes that issued by the Fund, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.

For the nine months ended August 31, 2006, KA Associates, Inc., an affiliate of the Adviser, earned approximately $54 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

5.	Restricted Securities

Certain of the Fund’s investments are restricted as to resale and are valued as determined in accordance with procedures established by the Board of Directors and more fully described in Note 2. The table below shows the number of shares/units held, the acquisition date, purchase price, aggregate cost, and fair value as of August 31, 2006, value per share/unit of such security, percent of net assets applicable to common stockholders and percent of total assets which the security comprises:

		Number of		Purchase				Percent	Percent
		Shares/Units	Acquisition	Price	Cost	Fair Value	Value Per	of Net	of Total
Investment	Security	(in 000’s)	Date	(in 000’s)	(in 000’s)	(in 000’s)	Share/Unit	Assets(1)	Assets

Crosstex Energy, Inc.	Common Shares(2)	285	6/29/06	$20,000	$20,000	$25,530	$89.57	3.1%	2.2%
Crosstex Energy, L.P.	Senior Subordinated Units(2)	356	6/29/06	10,000	10,000	10,825	30.37	1.3	1.0
Plains All American Pipeline, L.P.	Common Units	233	7/26/06	10,000	9,848	10,441	44.90	1.3	0.9

				$40,000	$39,848	$46,796		5.7%	4.1%

(1)	Applicable to common stockholders.

(2)	Unregistered security.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

6.	Option Contracts Written

Transactions in written call and put options for the nine months ended August 31, 2006 were as follows:

	Number of	Premiums
	Contracts	Received

Call Options Written
Options outstanding at beginning of period	1,650	$562
Options written	28,533	6,282
Options written terminated in closing purchase transactions	(2,810)	(685)
Options exercised	(7,297)	(2,018)
Options expired	(16,016)	(3,094)

Options outstanding at end of period	4,060	$1,047

Put Options Written
Options outstanding at beginning of period	400	$65
Options written	3,200	721
Options exercised	(1,976)	(433)
Options expired	(1,624)	(353)

Options outstanding at end of period	—	$—

7.	Investment Transactions

For the nine months ended August 31, 2006, the Fund purchased and sold securities in the amount of $661,484 and $450,879 (excluding short-term investments, securities sold short, options and interest rate swaps), respectively.

8.	Revolving Credit Line

The Fund has an uncommitted revolving credit line with Custodial Trust Company (an affiliate of the administrator, Bear Stearns Funds Management Inc.), under which the Fund may borrow from Custodial Trust Company an aggregate amount of up to the lesser of $200,000 or the maximum amount the Fund is permitted to borrow under the 1940 Act, subject to certain limitations imposed by the lender. For the nine months ended August 31, 2006, the average amount outstanding was $3,288 with a weighted average interest rate of 5.44%. As of August 31, 2006, the Fund had no outstanding borrowings on the revolving credit line. Any loans under this line are repayable on demand by the lender at any time.

9.	Preferred Stock

On December 22, 2005 the Fund issued three series of auction rate preferred stock (“Preferred Stock”) for a total of $300,000. Each series (Series A, Series B and Series C) consists of 4,000 shares and each in the amount of $100,000. The Fund has authorized 21,000 shares of Preferred Stock. The Preferred Stock has rights determined by the Board of Directors. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared.

Holders of the Preferred Stock are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. The dividend rates of Series A, B and C as of August 31, 2006 were 5.15%, 5.21%, and 5.10%, respectively. The weighted average dividend rates of Series A, B and C for the period ended August 31, 2006, were 4.67%, 4.71% and 4.65%, respectively. Each rate includes the applicable rate based on the latest results of the auction, and does not include commissions paid to the auction agent in the amount of 0.25%. Under the 1940 Act, the Fund may not declare dividends or make other distribution on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

The Preferred Stock is redeemable in certain circumstances at the option of the Fund. The Preferred Stock is also subject to a mandatory redemption if the Fund fails to meet an asset coverage ratio required by law, or fails to cure deficiency as stated in the Fund’s rating agency guidelines in a timely manner.

The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.

10.	Interest Rate Swap Contracts

The Fund has entered into interest rate swap contracts to partially hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Fund’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Fund is required to terminate any swap contract early, then the Fund could be required to make a termination payment. As of August 31, 2006, the Fund has entered into four interest rate swap contracts with UBS AG as summarized below:

	Nominal	Fixed Rate(s)	Floating Rate	Unrealized
Termination Dates	Amount	Paid by the Fund	Received by the Fund	Appreciation

11/01/10-12/30/15	$125,000	4.30-4.85%	1-month U.S. Dollar LIBOR	$3,121

At August 31, 2006, the weighted average duration of the interest rate swap contracts was 5.6 years and the weighted average fixed interest rate was 4.56%. The Fund is exposed to credit risk on each interest rate swap contract if the counterparty should fail to perform under the terms of each interest rate swap contract.

11.	Common Stock

The Fund has 199,979,000 shares of common stock authorized. Of the 31,439,725 shares of common stock outstanding at August 31, 2006, Kayne Anderson owned 4,000 shares. Transactions in common shares for the nine months ended August 31, 2006, were as follows:

Shares at November 30, 2005	32,204,000
Shares repurchased	(764,275)

Shares at August 31, 2006	31,439,725

The Board of Directors of the Fund, at a meeting held on January 23, 2006, authorized management to make open market purchases of its common stock from time to time until April 30, 2006, in an amount up to $20,000 of the Fund’s outstanding shares of common stock if the Fund’s shares are trading at a discount to net asset value of 7% or more. On April 28, 2006, the Board of Directors of the Fund approved an extension of this program until July 31, 2006. The program expired at the close of business July 31, 2006 and during the nine months ended August 31, 2006, pursuant to the conditions described above, the Fund repurchased 764,275 shares of its common stock for a total cost of $17,640, which represented a discount of approximately 9% to the Fund’s net asset value per share.

12.	Subsequent Events

On October 13, 2006, the Fund paid a dividend to its common stockholders in the amount of $0.44 per share, for a total of $13,833. Of this total, pursuant to the Fund’s dividend reinvestment plan, $5,799 was reinvested into the Fund for 239,513 newly issued shares of common stock.

SHARE REPURCHASE DISCLOSURE
(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase shares of its common stock in the open market.

Directors and Corporate Officers
Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer
Anne K. Costin	Director
Steven C. Good	Director
Gerald I. Isenberg	Director
Terrence J. Quinn	Director
Terry A. Hart	Chief Financial Officer and Treasurer
David J. Shladovsky	Secretary and Chief Compliance Officer
J.C. Frey	Vice President, Assistant Secretary and Assistant Treasurer
James C. Baker	Vice President

Investment Adviser	Administrator
Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, Second Floor Los Angeles, CA 90067	Bear Stearns Funds Management Inc. 383 Madison Avenue New York, NY 10179

1100 Louisiana Street, Suite 4550	Stock Transfer Agent and Registrar
Houston, TX 77002	American Stock Transfer & Trust Company 59 Maiden Lane New York, NY 10038

Custodian	Independent Registered Public Accounting Firm
Custodial Trust Company 101 Carnegie Center Princeton, NJ 08540	PricewaterhouseCoopers LLP 350 South Grand Avenue Los Angeles, CA 90071

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP 55 Second Street, 24th Floor San Francisco, CA 94105

For stockholder inquiries, registered stockholders should call (800) 937-5449. For general inquiries, please call (877) 657-3863; or visit us on the web at http://www.kayneetr.com.

This report, including the financial statements herein, is made available to stockholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by its independent registered public accounting firm who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.